Exhibit 99.1

INVESTOR PRESENTATION April 2025 NASDAQ: CERO

This presentation (this “Presentation”) is provided for informational purposes only and for no other purpose and has been prepared to assist interested parties in making their own evaluation with respect to a potential investment in CERo Therapeutics Holdings, Inc . (“CERo”) . The information contained herein is preliminary in nature and is subject to change, and such changes may be material . CERo’s business is subject to a number of risks that are not described in this presentation, including those set forth in the description of forward - looking statements below and in the Summary of Risk Factors at the end of this presentation . By reviewing or reading this Presentation, you will be deemed to have agreed to the obligations and restrictions set out below . This Presentation supersedes and replaces all previous oral or written communications between the parties hereto relating to the subject matter hereof . No representations or warranties, express or implied are given in, or in respect of, this Presentation . To the fullest extent permitted by law, in no circumstances will CERo or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents (including internal economic models), its omissions, reliance on the information contained within it, or opinions communicated in relation thereto or otherwise arising in connection therewith . Industry and market data used in this Presentation have been obtained from third - party industry publications and sources as well as from research reports prepared for other purposes . CERo has not independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness . This data is subject to change . Recipients of this Presentation are not to construe its contents, or any prior or subsequent communication from or with CERo or their respective representatives as investment, legal or tax advice . In addition, this Presentation does not purpose to be all - inclusive or contain all of the information that may be required to make a full analysis of Cero . Recipients of this Presentation should each make their own evaluation of Cero and of the relevance and adequacy of the information and should make such other investigations as they deem necessary . No Offer or Solicitation This Presentation and any oral statements made in connection with this Presentation do not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction . This Presentation does not constitute either advice or a recommendation regarding any securities . Any offer to sell securities will be made only pursuant to a definitive subscription agreement and will be made in reliance on an exemption from registration under the Securities Act of 1933 , as amended, for offers and sales of securities that do not involve a public offering . CERo reserves the right to withdraw or amend for any reason any offering and to reject any subscription agreement for any reason . The communication of this Presentation is restricted by law ; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation . Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act . The transfer of the securities may also be subject to conditions set forth in an agreement under which they are to be issued . Investors should be aware that they might be required to bear the final risk of their investment for an indefinite period of time . Cero is not making an offer of the securities in any jurisdiction where the offer is not permitted . This presentation shall not constitute a “solicitation” as defined in Section 14 of the Securities Exchange Act of 1934 , as amended . Forward - Looking Statements Certain statements included in this Presentation are not historical facts but are forward - looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995 . Forward - looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters . These forward - looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics ; expected results ; the potential effectiveness of CER - T cells, the anticipated growth and expansion of CERo’s business and the viability of CERo’s growth strategy ; trends and developments in CERo’s industry ; patents and other intellectual property protections ; CERo’s addressable market ; competitive position ; potential market opportunities ; expected synergies ; the listing of CERo’s securities on Nasdaq ; the expected management and governance of CERo and other matters . These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of CERo and are not predictions of actual performance . These forward - looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by, any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability . Actual events and circumstances are difficult or impossible to predict and will differ from assumptions . Many actual events and circumstances are beyond the control of CERo . These forward - looking statements are subject to a number of risks and uncertainties including the risks and uncertainties described under the heading “Risk Factors” in CERo’s most recent Annual Report on Form 10 - Kfiled with the SEC and any subsequent SEC reports, . There may be additional risks that Cero does not presently know or that CERo currently believes are immaterial that could also cause actual results to differ from those contained in the forward - looking statements . In addition, forward - looking statements reflect CERo’s expectations, plans or forecasts of future events as of the date of this Presentation . CERo anticipates that subsequent events and developments will cause CERo’s assessments to change . However, while CERo may elect to update these forward - looking statements at some point in the future, CERo specifically disclaims any obligation to do so . These forward - looking statements should not be relied upon as representing CERo assessments as of any date subsequent to the date of this Presentation . Accordingly, undue reliance should not be placed upon the forward - looking statements . Financial Information; Non - GAAP Financial Terms The financial information and data contained in this Presentation are unaudited. The financial information and data do not conform to Regulation S - X promulgated by the SEC. Such information and data may not be included in, may be adjusted in, or may be presented differently in CERo’s Annual Report on Form 10 - K or other report or document to be filed or furnished by CERo with the SEC. This presentation discusses product candidates that are under preclinical or clinical study and which have not yet been approved for marketing by the U.S. Food and Drug Administration. No representation is made as to the safety or effectiveness of these product candidates for the uses for which they are being studied. Trademarks This Presentation contains trademarks, service marks, trade names, and copyrights of CERo and third parties, which are the property of their respective owners . The use or display of third parties’ trademarks, service marks, trade names or copyrights in this Presentation is not intended to, and does not imply, a relationship with CERo, or an endorsement or sponsorship by or of CERo . Solely for convenience, the trademarks, service marks, trade names and copyrights referred to in this Presentation may appear without the TM, SM, * or © symbols, but such references are not intended to indicate, in any way, that CERo will not assert, to the fullest extent under applicable law, their rights or the rights of the applicable licensor to these trademarks, service marks, trade names and copyrights NASDAQ: CERO 2 Disclaimers and Other Important Information

A Simple Idea Became a Novel, Powerful Therapeutic Engineering Engulfment into TCells 3

Investment Highlights NASDAQ: CERO 4 • Novel Mechanism of Action (MOA) and Strong Scientific Rationale - Novel Chimeric Engulfment Receptor T cells (CER - T) platform redirects patient - derived T cells to eliminate tumors by building in engulfment pathways that employ phagocytic mechanisms - Proprietary, multi - modal T cell engineering approach integrates certain desirable characteristics of both innate and adaptive immunity into a single therapeutic construct • Several Anticipated Clinical Catalysts - 2Q:25: Initiate Phase 1 clinical trial in Acute Myeloid Leukemia (AML) - 3Q:25: Initiate Phase 1 clinical trial in solid tumors - 2H:25: Initial patient data in both AML and solid tumors expected • Robust Preclinical Data - Demonstrated preclinical tumor - killing capabilities for blood system and solid tumor cancers – Leukemia (AML), lung cancer (NSCLC), Ovarian Cancer, and B - cell Malignancies - Deep preclinical data set shows promising efficacy and safety and novel MOA, and benefits from rich clinical history with CAR - T • Deeply Experienced Management Team - Demonstrated biotech industry and capital markets expertise, and successful exits

Designed with the Best Parts of the Immune System – T - Cells and Macrophages • Home to target cells • Rapidly multiply at site of target cells (tumor) • Punch holes in target cells • Signal rest of immune system • Form molecular memory , and persist • Eat (Phagocytosis) targeted tumor cells • Process the debris (Antigens), package and present to the immune system T - Cells Macrophages T - Cells Engineered to have Macrophage function – CER - T Cells NASDAQ: CERO 5

What is a CER - T Cell? himeric ngulfment eceptor C E R Uses TIM - 4 Phagocytic Receptor to Engage Tumor Targets via the Cell of Damaged Receptor TIM - 4 Ligand Tumor Cell TIM 4 Ligand Tumor Cell CER - T Cell Multifunctional Construct Transmembrane Extracellular Domain Tumor binding and phagocytosis Intracellular Domain T cell activation and enhancement of phagocytosis TIM - 4 Ligand Binding triggers the capture of tumor cell fragments by the CER - T cell and activates cytotoxicity TIM - 4 Phagocytic Receptor Binds to TIM 4 Ligand CER - TCell NASDAQ: CERO 6

CER - T Development Pipeline Pivotal Phase 2 / BLA Enabling Phase 2 Phase 1 Preclinical Development Indication AML Solid tumors – Ovarian Solid tumors – NSCLC NASDAQ: CERO 7

In Vivo Evidence of Anti - Tumor Killing A single infusion of CER - T cells specifically kills non - small cell lung cancer (NSCLC) cells EGFR - mutant NSCLC cells Single infusion of 2.5e^6 CER - 1236 T cells All animals (mice) received EGFR inhibitor therapy Robust anti - tumor in vivo responses across solid and hematologic models NASDAQ: CERO 8

CER - T Cells Eliminate Mantle Cell Lymphoma Xenografts In Vivo A Single Infusion of CER - 1236 T Cells Eliminated TP53 mutant Mantle Cell Lymphoma tumors Single infusion of 2.5e^6 CER - 1236 T cells 0 40 10 5 10 4 10 6 10 7 10 8 10 9 10 10 20 Day post T cell infusion BLI (total photons/s SEM) No T, Vehicle (n=4) No T, Ibrutinib (n=4) 7.5e6 UNT, Vehicle (n=3) 7.5e6 UNT, Ibrutinib (n=12) 7.5e6 CER - 1236, Vehicle (n=9) 7.5e6 CER - 1236, Ibrutinib (n=17) uninjected baseline Ibrutinib added to CER - 1236 at clinical doses has little effects on MCL growth; combination results Molecular Therapy, 2023 May 16. PMID: 37194236. NASDAQ: CERO 9

Elimination of p53 Mutant AML Cell Lines in Mice Dose Level I 5e^6 CER - 1236 T cells per mouse D + 50: 3 - log reduction in tumor No Treatment Untransduced T Cells CER - 1236 T Cells Day - 14 Kasumi - 1 Tumor inoculation 2e^6 cells/ mouse Day 0 Weekly BLI Measurements Weight PK Data Q Week T cell infusion Study a: Dose level I 5e^6 CER - 1236 T cells Study b: Dose level II 7.5e^6 CER - 1236 T cells Study schema Dose Level II 7.5e^6 CER - 1236 T Cells per Mouse Kasumi - 1 AML Therapeutic Targeting of TIM - 4 - L With Engineered T Cells for Acute Myeloid Leukemia. Clinical Cancer Research. March 2024 NASDAQ: CERO 10

CER - 1236 T Cells have not Shown Toxicity in Animal Tumor Models Single infusion of 7.5e^6 CER - 1236 T cells NO anemia, thrombocytopenia, neutropenia, or coagulation abnormalities NO weight loss, morbidity, unexpected mortality NO histological abnormalities across organs A Single Infusion of CER - 1236 T Cells NO Toxicity NASDAQ: CERO 11

Robust Off - Target Safety Data No CER - 1236 T cell activation or cytotoxic T cell function observed against primary human cells representing central nervous system, heart, lungs, liver, GI tract, kidneys, spleen, or gonads. NO Off - target responses to primary human cells No T cell activation observed against primary human cells expressing literature - described TIM - 4 interacting proteins. NO Off - target activity against TIM - 4 interacting proteins NASDAQ: CERO 12

Well - Positioned for Potential Phase I Success Deep preclinical data set showing promising efficacy and safety, novel mechanism of action, clinical history with CAR - T Adaptive Phase I designs in Relapsed and Refractory AML and solid tumors – early responses in Phase I may lead to accelerated clinical development and approval Determine dose, conditioning therapy required to trigger CER T cell proliferation 13

Significant Unmet Needs in AML • Relapsed/Refractory Subset – Allogeneic Hematopoietic Cell Transplant (HCT) is only curative option… – …but HCT is not an option if patient cannot achieve a Complete Response in prior therapy – Early Trial Endpoint: Complete Response (CR) • P53 – Subset – Patients all do poorly – even with HCT – Most patients receiving Hypomethylating Agents (HMA) +/ - Venetoclax – Early Trial Endpoint: Complete Response (CR) • CR Minimal Residual Disease (MRD)+ Subset – HCT and non - HCT patients have high relapse rates if they are MRD+ – Early Trial Endpoint: MRD - (as measured by flow cytometry) 2.58 6.29 • In 2023, market size was valued at approximately USD 2.58 billion • Expected to reach around USD 6 . 29 billion by 2032 , growing at a compound annual growth rate (CAGR) of 10 . 25 % during the forecast period 7 6 5 4 2 1 0 3 2025 2032 (US$bn) Source: Straits Research NASDAQ: CERO 14

Clinical Design – AML ~21 days NASDAQ: CERO 15

Clinical Design – Solid Tumor Study NASDAQ: CERO 16

Unmatched Strategic Positioning Killing Capability T cells / Lymphocytes Macrophages / Monocytes Starting Cell Source Phagocytosis Lysis PHAGOCYTOSIS + LYSIS NASDAQ: CERO 17 PHAGOCYTOSIS

CERo Anticipated Timeline for 2025 Q1 (2025) Q2 (2025) Q3 (2025) Q4 (2025) • First sites initiated • Orphan drug designation filed • Solid tumor IND filed and approved • Additional 2 - 3 patients dosed • Durability data from patient 1 • Investor conferences • First patient dosed • Additional sites initiated • Potential Orphan drug designation • Investor conferences • ASCO • Patient data expands • 4+ patients dosed • Data presented at Medical Conference(s) NASDAQ: CERO 18

• 9 Total Patent Families • 2 issued US patents – 1 patent covers genus of PtdSer targeting CERs with TLR signaling domain • Key patents with protection out to 2037 (EP), 2038 (CN and JP), and 2039 (US) • 17 issuances/allowances worldwide across patent families • Favorable ISR/WO * for CER1236 construct • Will continue to monitor and prosecute strategically * WO2023010097 NASDAQ: CERO Patent Portfolio Overview

• CEO, Launch One Acquisition Corp • Former CEO, Phoenix Biotech Acquisition Corp • Former CEO, Locust Walk Acquisition Corp • Former Senior Managing Director, Locust Walk • Former General Partner, Interwest Partners • Genentech, LEK Consulting • Adjunct Professor, University of San Francisco Chris Ehrlich Chief Executive Officer Chairman • Managing Director, Woodside Way Ventures focused on novel biologic drug development • Previous CMO of Five Prime Therapeutics (acquired by Amgen) • Former leadership roles at AstraZeneca, Medimmune, and Amgen • Howard Hughes Fellow at the National Cancer Institute • Former editor of the journals Science and the Journal of the American Medical Association Robert Sikorski, MD PhD Chief Medical Officer • Former CFO of Nukkelous, Theralink, Adhera, OncBioMune • MBA from Tulane University and a BS from Louisiana State University. Andrew Albert Kucharchuk Chief Financial Officer • Vice President, Translational Medicine at Pionyr Therapeutics. • Served as Executive Director, Asset Team Leader at Pfizer Therapeutics where she led the late nonclinical and early clinical development of several antibody and small molecules. • Ph.D. from the University of Arizona in Pharmacology and Toxicology • Four years as a postdoc at Duke University in the laboratory of the Nobel Prize winning scientist, Dr. Robert J. Lefkowitz. Kristen Pierce Chief Development Officer • Co - founder of Juno Therapeutics • Co - founder of Vir Biotechnology • Co - founder of Immune Design • Faculty member and past President of the Fred Hutchinson Cancer Research Center • Member, National Academy of Medicine Larry Corey, MD Founder & Head of SAB Experienced, Successful Senior Team in Place Track Record of Success NASDAQ: CERO 20

• CEO, Launch One Acquisition Corp. • Former CEO, Phoenix Biotech Acquisition Corp • Former CEO, Locust Walk Acquisition Corp • Former Senior Managing Director, Locust Walk • Former General Partner, Interwest Partners • Genentech, LEK Consulting Chris Ehrlich Chief Executive Officer • CFO of FORE Therapeutics • Former CFO, eFFECTOR Therapeutics. • Former SVP, Finance at Principia Biopharma, Inc. (Acquired by Sanofi) • Former CFO, Alkahest, Inc. • Former CFO, Ocera Therapeutics, Inc. (Acquired by Mallinckrodt Pharmaceuticals) Michael Byrnes Director • Former board member, Phoenix Biotech Acquisition Corp. • Co - founder, New Leaf Ventures • General Partner, The Sprout Group • Chief Business Officer and Chief Executive Officer, Nodality Inc. • Served on sixteen public company boards and fourteen public company audit committees and numerous private company boards Kathleen LaPorte Director • Managing Director at Launchpad Capital • Advisor, Launch One Acquisition Corp • Advisor, Phoenix Biotech Acquisition Corp • Advisor, Locust Walk Acquisition Corp • Former, Managing Director at Cohen Circle Shami Patel Director • Former Chief Medical Officer, 3B Pharmaceuticals GmbH • Former, Chief Medical Officer, Clovis Oncology Inc. Lindsey Rolfe, M.D. Director • Co - founder, President and CEO of Cell Design Labs - acquired by Gilead/Kite • Co - Founder and Managing Director, Versant Ventures • Former CEO, Cell Design Labs • Former Board Member, Immune Design Corp. (acquired by Merck), Veracyte, Five Prime (acquired by Amgen), Cadence Pharmaceuticals (acquired by Mallinckrodt), Salmedix (acquired by Cephalon), Pharmion (acquired by CelGene) and Trius (acquired by Cubist). • 28 board seats, 5 as Chairman including Veracyte, Five Prime, Atreca Brian Atwood Director Board of Directors NASDAQ: CERO 21

The Next Era in Cancer Cell Therapy (NASDAQ: CERO) NOVEL APPROACH Powerful, multi - functional tumor clearing NEAR TERM VALUE Human data in 2025 PROVEN SUCCESS Experienced team, top investors, capital efficient LARGE OPPORTUNITY Target prevalent across many tumor types Designed and Engineered to be a More Powerful Cancer Cell Killer NASDAQ: CERO 22

Contact Details Investor & Media Relations: CORE IR Matt Blazei mattb@coreir.com Media Inquiries: CORE IR Jules Abraham julesa@coreir.com 23